INCOME TAXES - DOLLAR THRIFTY	6 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc.	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc.
INCOME TAXES
Taxes on Income
The effective tax rate for the three months ended June 30, 2013 and 2012 was 42.4% and 41.2%, respectively. The effective tax rate for the six months ended June 30, 2013 and 2012 was 49.8% and 64.3%, respectively. The effective tax rate for the full fiscal year 2013 is expected to be approximately 41%. The provision for taxes on income of $95.8 million for the three months ended June 30, 2013 increased from $70.7 million for the three months ended June 30, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized, and non-deductible acquisition costs related to the China transaction. The provision for taxes on income of $155.3 million for the six months ended June 30, 2013 increased from $94.9 million for the six months ended June 30, 2012, primarily due to higher income before income taxes, changes in geographic earnings mix and changes in losses in certain non-U.S. jurisdictions for which tax benefits are not realized, and non-deductible acquisition costs related to the China transaction.

Taxes on Income
The components of income (loss) before income taxes for the periods were as follows (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Domestic	$407.7	$235.9	$(81.2)
Foreign	95.2	138.0	113.5
Total	$502.9	$373.9	$32.3

The total provision (benefit) for taxes on income consists of the following (in millions of dollars):

	Years ended December 31,
	2012	2011	2010
Current:
Federal	$20.1	$10.3	$10.2
Foreign	32.3	30.6	41.5
State and local	39.1	28.5	1.5
Total current	91.5	69.4	53.2
Deferred:
Federal	141.9	82.4	(18.6)
Foreign	11.9	(3.2)	1.3
State and local	(18.2)	(4.8)	(2.6)
Total deferred	135.6	74.4	(19.9)
Total provision (benefit)	$227.1	$143.8	$33.3

The principal items of the U.S. and foreign net deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows (in millions of dollars):

	2012	2011
Deferred Tax Assets:
Employee benefit plans	$103.6	$102.8
Net operating loss carryforwards	1,610.9	1,743.5
Foreign tax credit carryforwards	20.8	20.8
Federal, state and foreign local tax credit carryforwards	26.8	15.0
Accrued and prepaid expenses	341.7	327.4
Total Deferred Tax Assets	2,103.8	2,209.5
Less: Valuation Allowance	(226.4)	(186.7)
Total Net Deferred Tax Assets	1,877.4	2,022.8
Deferred Tax Liabilities:
Depreciation on tangible assets	(3,081.4)	(2,742.3)
Intangible assets	(1,477.1)	(942.4)
Total Deferred Tax Liabilities	(4,558.5)	(3,684.7)
Net Deferred Tax Liability	$(2,681.1)	$(1,661.9)

As of December 31, 2012, deferred tax assets of $1,294.3 million were recorded for unutilized U.S. Federal Net Operating Losses, or “NOL,” carry forwards of $3,697.9 million. The total Federal NOL carry forwards are $3,775.0 million of which $77.1 million relate to excess tax deductions associated with stock option plans which have yet to reduce taxes payable. Upon the utilization of these carry forwards, the associated tax benefits of approximately $27.0 million will be recorded to Additional paid-in capital. The Federal NOLs begin to expire in 2025. State NOLs exclusive of the effects of the excess tax deductions, have generated a deferred tax asset of $105.8 million. The state NOLs expire over various years beginning in 2013 depending upon particular jurisdiction.
On January 1, 2009, Bank of America acquired Merrill Lynch. For U.S. income tax purposes the transaction, when combined with other unrelated transactions during the previous 36 months, resulted in a change in control as that term is defined in Section 382 of the Internal Revenue Code. Consequently, utilization of all pre-2009 U.S. net operating losses is subject to an annual limitation. We have calculated the expected annual base limitation as well as additional limitations resulting from a net unrealized built in gain as of the acquisition date and other adjustments. Based on the calculations, the limitation is not expected to result in a loss of net operating losses or have a material adverse impact on taxes.
As of December 31, 2012, deferred tax assets of $248.5 million were recorded for foreign NOL carry forwards of $1,049.0 million. A valuation allowance of $200.6 million at December 31, 2012 was recorded against these deferred tax assets because those assets relate to jurisdictions that have historical losses and the likelihood exists that a portion of the NOL carry forwards may not be utilized in the future.
The foreign NOL carry forwards of $1,049.0 million include $775.5 million which have an indefinite carry forward period and associated deferred tax assets of $170.6 million. The remaining foreign NOLs of $273.5 million are subject to expiration beginning in 2015 and have associated deferred tax assets of $77.9 million.
As of December 31, 2012, deferred tax assets for U.S. Foreign Tax Credit carry forwards were $20.8 million which relate to credits generated as of December 31, 2007. The carry forwards will begin to expire in 2015. A valuation allowance of $13.5 million at December 31, 2012 was recorded against a portion of the U.S. foreign tax credit deferred tax assets in the likelihood that they may not be utilized in the future. A deferred tax asset was also recorded for various state tax credit carry forwards of $3.0 million, which will begin to expire in 2027.
In determining the valuation allowance, an assessment of positive and negative evidence was performed regarding realization of the net deferred tax assets in accordance with ASC 740-10, “Accounting for Income Taxes,” or “ASC 740-10.” This assessment included the evaluation of scheduled reversals of deferred tax liabilities, the availability of carry forwards and estimates of projected future taxable income. Based on the assessment, as of December 31, 2012, total valuation allowances of $226.4 million were recorded against deferred tax assets. Although realization is not assured, we have concluded that it is more likely than not the remaining deferred tax assets of $1,877.4 million will be realized and as such no valuation allowance has been provided on these assets.
The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following:

	Years ended December 31,
	2012	2011	2010
Statutory Federal Tax Rate	35.0%	35.0%	35.0%
Foreign tax differential	(3.2)	(3.3)	(32.1)
State and local income taxes, net of federal income tax benefit	2.9	3.2	(5.2)
Change in state statutory rates, net of federal income tax benefit	(1.0)	0.5	5.1
Federal and foreign permanent differences	2.3	(1.1)	(24.0)
Withholding taxes	1.7	2.0	26.2
Uncertain tax positions	(0.6)	(0.8)	11.2
Change in valuation allowance	7.9	0.6	85.1
All other items, net	0.2	2.4	1.8
Effective Tax Rate	45.2%	38.5%	103.1%

The effective tax rate for the year ended December 31, 2012 was 45.2% as compared to 38.5% in the year ended December 31, 2011. The provision for taxes on income increased $83.3 million, primarily due to higher income before income taxes, changes in geographic earnings mix, changes in valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and non-deductible compensation payments under Internal Revenue Code Section 280(G) related to the Dollar Thrifty acquisition.
The negative effective tax rate in 2010 is primarily due to a lower loss before income taxes in 2010, valuation allowances for losses in certain non-U.S. jurisdictions for which tax benefits cannot be realized and differences in foreign tax rates versus the U.S. Federal tax rate and the impact of the France law change in 2010.
As of December 31, 2012, our foreign subsidiaries have $270.3 million of undistributed earnings which would be subject to taxation if repatriated. Deferred tax liabilities have not been recorded for such earnings because it is management's current intention to permanently reinvest undistributed earnings offshore. It is not practicable to estimate the amount of such deferred tax liabilities. If, in the future, undistributed earnings are repatriated to the United States, or it is determined such earnings will be repatriated in the foreseeable future, deferred tax liabilities will be recorded.
As of December 31, 2012, total unrecognized tax benefits were $17.2 million, all of which, if recognized, would favorably impact the effective tax rate in future periods. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions of dollars):

	2012	2011	2010
Balance at January 1	$21.6	$27.2	$25.6
Increase (decrease) attributable to tax positions taken during prior periods	(6.8)	(9.5)	0.3
Increase attributable to tax positions taken during the current year	2.4	3.9	1.3
Decrease attributable to settlements with taxing authorities	—	—	—
Balance at December 31	$17.2	$21.6	$27.2

We conduct business globally and, as a result, file one or more income tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2003 to 2012. We are currently under audit by the Internal Revenue Service for tax years 2006 to 2009. Several U.S. state and non-U.S. jurisdictions are under audit.
In many cases the uncertain tax positions are related to tax years that remain subject to examination by the relevant taxing authorities. It is reasonable that approximately $6.8 million of unrecognized tax benefits may reverse within the next twelve months due to settlement with the relevant taxing authorities and/or the filing of amended income tax returns.
Net, after-tax interest and penalties related to the liabilities for unrecognized tax benefits are classified as a component of “Provision for taxes on income” in the consolidated statement of operations. During the years ended December 31, 2012, 2011 and 2010, approximately $0.6 million, $1.9 million and $0.2 million, respectively, in net, after-tax interest and penalties were recognized. As of December 31, 2012 and 2011, approximately $4.2 million and $3.7 million, respectively, of net, after-tax interest and penalties was accrued in our consolidated balance sheet within "Accrued taxes."

11. INCOME TAXES

        The Company has provided for income taxes on consolidated taxable income using a consolidated effective tax rate which reflects the utilization of Canadian tax net operating loss ("NOL") carryforwards to the extent of Canadian taxable income. A full valuation allowance had previously been recorded against the Canadian NOLs due to losses in the Canadian operations. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods. Based on existing tax law, the Company expects to be a cash taxpayer in 2012. During the nine months ended September 30, 2012, the Company received a tax refund of $8.8 million due to overpayments of the excess estimated tax payments made in 2011, and paid $29 million in estimated federal taxes for 2012.

        For the three and nine months ended September 30, 2012, the overall effective tax rate of 37.6% and 38.1%, respectively, and for the three and nine months ended September 30, 2011, the overall effective tax rate of 37.1% and 39.1%, respectively, differed from the U.S. statutory federal income tax rate primarily due to state and local taxes and the operating results of DTG Canada for which no income tax expense was recorded due to the utilization of prior NOL carryforwards for which no benefit had previously been recognized due to valuation allowance.

        As of September 30, 2012 and December 31, 2011, the Company had no material liability for unrecognized tax benefits. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the 12 months subsequent to September 30, 2012.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2009 and later are subject to examination by U.S. federal taxing authorities and the tax years 2008 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the condensed consolidated statements of comprehensive income. No material amounts were recognized for interest and penalties during the three and nine months ended September 30, 2012 and 2011.

12. INCOME TAXES

        Income tax expense consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Current:
Federal	$6,019	$79	$4,867
State and local	8,184	12,535	13,417
Foreign	837	631	848

	15,040	13,245	19,132
Deferred:
Federal	78,316	70,968	19,365
State and local	8,336	5,989	(2,511)

	86,652	76,957	16,854

	$101,692	$90,202	$35,986

        Deferred tax assets and liabilities consist of the following:

	December 31,
	2011	2010
	(In Thousands)
Deferred tax assets:
Intangible asset amortization	$32,744	$37,176
Vehicle insurance reserves	30,183	38,456
Other accrued liabilities	27,450	33,621
Interest rate swap	—	15,267
AMT credit carryforward	—	7,252
Canadian NOL carryforwards	16,561	17,650
Other Canadian temporary differences	6,278	6,462
Federal and state NOL carryforwards	50,993	5,723
Allowance for doubtful accounts and notes receivable	1,036	1,729
Canadian depreciation	1,834	1,862

	167,079	165,198
Valuation allowance	(24,705)	(26,042)

Total	$142,374	$139,156

Deferred tax liabilities:
Depreciation	$484,942	$381,078
Other	394	1,008

Total	$485,336	$382,086

        For the year ended December 31, 2011, the change in the net deferred tax liabilities constituted $86.7 million of deferred tax expense and $13.3 million of other comprehensive income that relates to the interest rate swap and foreign currency translation.

        The Company has provided for income taxes in the U.S. and in Canada based on taxable income or loss and other tax attributes separately for each jurisdiction. The Company has established tax provisions separately for U.S. taxable income and Canadian losses, for which no income tax benefit was recorded. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is recorded for deferred income tax assets when management determines it is more likely than not that such assets will not be realized.

        The Company utilizes a like-kind exchange program for its vehicles whereby tax basis gains on disposal of eligible revenue-earning vehicles are deferred for purposes of U.S. federal and state income tax (the "Like-Kind Exchange Program"). To qualify for Like-Kind Exchange Program treatment, the Company exchanges (through a qualified intermediary) vehicles being disposed of with vehicles being purchased allowing the Company to carry-over the tax basis of vehicles sold to replacement vehicles, thereby deferring taxable gains from vehicle dispositions. In addition, the Company has historically elected to utilize accelerated or "bonus" depreciation methods on its vehicle inventories in order to defer its cash liability for U.S. federal and state income tax purposes. The Company's ability to continue to defer the reversal of prior period tax deferrals will depend on a number of factors, including the size of the Company's fleet, as well as the availability of accelerated depreciation methods in future years. Accordingly, the Company may make material cash federal income tax payments in future periods.

        In September 2010, Congress passed and the President signed into law the Small Business Jobs and Credit Act of 2010 (the "Small Business Act"), which extended 50% bonus depreciation allowances for assets placed in service in 2010, retroactively to the first of the year. In December 2010, Congress passed and the President signed into law the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act"), which increased the bonus depreciation allowance to 100% for assets placed in service from September 9, 2010 through December 31, 2011, as well as provided for 50% bonus depreciation for assets placed in service in 2012. During the first quarter of 2011, the Company received federal tax refunds of $50 million, based on overpayments of estimated taxes made in 2010, as a result of the enactment of the Small Business and Tax Relief Acts.

        At December 31, 2011, the Company has federal Net Operating Loss ("NOL") carryfowards of approximately $166.3 million and expects to utilize the entire amount to offset federal taxable income in 2012. The Company has NOL carryforwards available in certain states to offset future state taxable income. A valuation allowance of approximately $24.6 million and $25.9 million existed at December 31, 2011 and 2010, respectively, for Canadian NOLs and approximately $0.1 million at both December 31, 2011 and 2010, for state NOLs. At December 31, 2011, DTG Canada has NOL carryforwards of approximately $66.2 million available to offset future taxable income in Canada. The Canadian NOLs will begin expiring in 2014 and will continue to expire through 2031. Valuation allowances have been established for the total estimated future tax effect of the Canadian NOLs and other Canadian net deferred tax assets.

        The Company's overall effective tax rate differs from the maximum U.S. statutory federal income tax rate due primarily to state and local taxes. The following summary reconciles taxes at the maximum U.S. statutory federal income tax rate with recorded taxes:

	Year Ended December 31,
	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent
	(Amounts in Thousands)
Tax expense computed at the maximum U.S. statutory rate	$91,435	35.0%	$77,496	35.0%	$28,353	35.0%
Difference resulting from:
State and local taxes, net of federal income tax benefit	11,132	4.2%	12,056	5.4%	7,007	8.6%
Foreign (income) losses	(623)	(0.2)%	1,522	0.7%	1,111	1.4%
Foreign taxes	586	0.2%	416	0.2%	633	0.8%
Other	(838)	(0.3)%	(1,288)	(0.6)%	(1,118)	(1.4)%

Total	$101,692	38.9%	$90,202	40.7%	$35,986	44.4%

        The Company had no material liability for unrecognized tax benefits at December 31, 2011. There are no material tax positions for which it is reasonably possible that unrecognized tax benefits will significantly change in the twelve months subsequent to December 31, 2011.

        The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. In the Company's significant tax jurisdictions, the tax years 2008 and later are subject to examination by U.S. federal taxing authorities and the tax years 2007 and later are subject to examination by state and foreign taxing authorities.

        The Company accrues interest and penalties on underpayment of income taxes related to unrecognized tax benefits as a component of income tax expense in the consolidated statements of income. No material amounts were recognized for interest and penalties under ASC Topic 740 during the years ended December 31, 2011, 2010 and 2009.